SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 14, 1998
                                                 ---------------------------


                            MISSISSIPPI POWER COMPANY
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Mississippi           0-6849              64-0205820
-----------------------------------------------------------------------------
(State or other jurisdiction    (Commission File   (IRS Employer Identification
   of incorporation)            Number)                     No.)


            2992 West Beach, Gulfport, Mississippi                  39501
-----------------------------------------------------------------------------
           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code             (228) 864-1211
                                                  ---------------------------


                                       N/A
-----------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

Item 5.         Other Events.

                On May 14, 1998, Mississippi Power Company (the "Company") entered into (1) an Underwriting Agreement covering the issue and sale of $55,000,000 aggregate principal amount of its Series A 6.75% Senior Insured Quarterly Notes due June 30, 2038, and (2) a Purchase Contract covering the issue and sale of $35,000,000 aggregate principal amount of its Series B 6.05% Senior Notes due May 1, 2003. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-45069, 333-45069-01 and 333-45069-02) of the
Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

          1(a) Underwriting Agreement for the purchase of $55,000,000 aggregate principal amount of Series A 6.75% Senior Insured Quarterly Notes due June 30, 2038, dated May 14, 1998, between the Company and Edward D.
                      Jones & Co., L.P.

          1(b) Form of Proposal for the purchase of $35,000,000 aggregate principal amount of Series B 6.05% Senior Notes due May 1, 2003, dated May 14, 1998, submitted by First Union Capital Markets, a division of Wheat First Securities, Inc., with Purchase Contract attached thereto.

          4.1 Senior Note Indenture dated as of May 1, 1998 between the Company and Bankers Trust Company, as Trustee.

          4.2(a) First Supplemental Indenture to Senior Note Indenture dated as of May 19, 1998, providing for the issuance of the Company's Series A 6.75% Senior Insured Quarterly Notes due June 30, 2038.

          4.2(b) Second Supplemental Indenture to Senior Note Indenture dated as of May 20, 1998, providing for the issuance of the Company's Series B 6.05% Senior Notes due May 1, 2003.

          4.9(a) Form of Series A 6.75% Senior Insured Quarterly Note (included in Exhibit 4.2(a) above).

          4.9(b) Form of Series B 6.05% Senior Note (included in Exhibit 4.2(b) above).

         12.1         Computation of ratio of earnings to fixed charges.

         12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis).


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   May 19, 1998                         MISSISSIPPI POWER COMPANY



                                              By     /s/ Wayne Boston
                                                      Wayne Boston
                                                      Assistant Secretary